Exhibit 99

MREIC

Supplemental Information | A Public REIT Since 1968 | December 31, 2019

FedEx — Dallas MSA

amazon

amazon — Indianapolis MSA

Milwaukee — Memphis MSA

ULTA — Indianapolis MSA

Coca-Cola — Phoenix MSA

Beam Suntory — Lexington MSA

Best Buy — Cleveland MSA

FedEx — Indianapolis MSA

MONMOUTH REAL ESTATE INVESTMENT CORPORATION
Bell Works, 101 Crawfords Corner Road, Suite 1405, Holmdel, NJ 07733

The statement of operations and supplemental statement of operations provided in this supplemental information package present funds from operations (FFO), adjusted funds from operations (AFFO), net operating income (NOI) and adjusted EBITDA, which are REIT industry financial measures that are not calculated in accordance with accounting principles generally accepted in the United States. Please see page 20 for a definition of these supplemental performance measures. Please see the supplemental statement of operations reconciliation for a reconciliation of certain captions in the supplemental statement of operations reported in this supplemental information package to the statement of operations as reported in the Company’s filings with the SEC on Form 10-Q.

Consolidated Balance Sheets

(in thousands except for per share amounts)

	As of	As of
	December 31, 2019	September 30, 2019
	(unaudited)
ASSETS
Real Estate Investments:
Land	$244,138	$239,299
Buildings and Improvements	1,702,924	1,627,219
Total Real Estate Investments	1,947,062	1,866,518
Accumulated Depreciation	(260,963)	(249,584)
Real Estate Investments	1,686,099	1,616,934

Cash and Cash Equivalents	16,383	20,179
Securities Available for Sale at Fair Value	181,841	185,250
Tenant and Other Receivables	7,475	1,335
Deferred Rent Receivable	11,788	11,199
Prepaid Expenses	11,965	6,714
Intangible Assets, net of Accumulated Amortization of $16,194 and $15,686, respectively	16,611	14,970
Capitalized Lease Costs, net of Accumulated Amortization of $3,649 and $3,378, respectively	5,854	5,670
Financing Costs, net of Accumulated Amortization of $65 and $1,352, respectively	1,665	144
Other Assets	7,446	9,553
TOTAL ASSETS	$1,947,127	$1,871,948

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Fixed Rate Mortgage Notes Payable, net of Unamortized Debt Issuance Costs	$784,048	$744,928
Loans Payable	80,000	95,000
Accounts Payable and Accrued Expenses	4,022	3,570
Other Liabilities	21,548	17,407
Total Liabilities	889,618	860,905

COMMITMENTS AND CONTINGENCIES

Shareholders’ Equity:
6.125% Series C Cumulative Redeemable Preferred Stock, $0.01 Par Value Per Share: 21,900 and 16,400 Shares Authorized as of December 31, 2019 and September 30, 2019, respectively; 15,666 and 13,907 Shares Issued and Outstanding as of December 31, 2019 and September 30, 2019, respectively	391,643	347,678
Common Stock, $0.01 Par Value Per Share: 200,000 and 188,040 Shares Authorized as of December 31, 2019 and September 30, 2019, respectively; 97,569 and 96,399 Shares Issued and Outstanding as of December 31, 2019 and September 30, 2019, respectively	976	964
Excess Stock, $0.01 Par Value Per Share: 200,000 Shares Authorized as of December 31, 2019 and September 30, 2019; No Shares Issued or Outstanding as of December 31, 2019 and September 30, 2019	-0-	-0-
Additional Paid-In Capital	664,890	662,401
Undistributed Income	-0-	-0-
Total Shareholders’ Equity	1,057,509	1,011,043
TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$1,947,127	$1,871,948

FIRST QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	3

Consolidated Statements of Income (Loss)

(unaudited) (in thousands)

	For The
	Three Months Ended
	12/31/2019	12/31/2018
INCOME:
Rental Revenue	$34,870	$32,617
Reimbursement Revenue	6,830	5,605
TOTAL INCOME	41,700	38,222

EXPENSES:
Real Estate Taxes	5,036	4,039
Operating Expenses	2,197	1,864
General & Administrative Expenses	2,264	1,817
Non-recurring Severance Expense	786	-0-
Depreciation	11,433	10,478
Amortization of Capitalized Lease Costs and Intangible Assets	753	702
TOTAL EXPENSES	22,469	18,900

OTHER INCOME (EXPENSE):
Dividend Income	3,238	4,368
Unrealized Holding Gains (Losses) Arising During the Periods	(3,635)	(42,627)
Interest Expense, including Amortization of Financing Costs	(9,209)	(9,006)
TOTAL OTHER INCOME (EXPENSE)	(9,606)	(47,265)

NET INCOME (LOSS)	9,625	(27,943)

Less: Preferred Dividends	6,097	4,421

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$3,528	$(32,364)

FIRST QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	4

FFO, AFFO and Adjusted EBITDA Reconciliations

(unaudited) (in thousands)

	For The
	Three Months Ended
	12/31/2019	12/31/2018
FFO, AFFO
Net Income (Loss) Attributable to Common Shareholders	$3,528	$(32,364)
Plus: Unrealized Holding Losses Arising During the Periods (1)	3,635	42,627
Plus: Depreciation Expense (excluding Corporate Office Capitalized Costs)	11,380	10,438
Plus: Amortization of Intangible Assets	508	500
Plus: Amortization of Capitalized Lease Costs	271	228
FFO Attributable to Common Shareholders	19,322	21,429
Plus: Depreciation of Corporate Office Capitalized Costs	53	40
Plus: Stock Compensation Expense	156	129
Plus: Amortization of Financing Costs	435	317
Plus: Non-recurring Severance Expense	786	-0-
Less: Recurring Capital Expenditures	(218)	(557)
Less: Effect of non-cash U.S. GAAP Straight-line Rent Adjustment	(600)	(336)
AFFO Attributable to Common Shareholders	$19,934	$21,022

	For The
	Three Months Ended
	12/31/2019	12/31/2018
Adjusted EBITDA
Net Income (Loss) Attributable to Common Shareholders	$3,528	$(32,364)
Plus: Preferred Dividends	6,097	4,421
Plus: Interest Expense, including Amortization of Financing Costs	9,209	9,006
Plus: Depreciation and Amortization	12,186	11,180
Plus: Net Amortization of Acquired Above and Below Market Lease Revenue	26	25
Plus: Unrealized Holding (Gains) Losses Arising During the Periods	3,635	42,627

Adjusted EBITDA	$34,681	$34,895

(1)	Unrealized Holding Gains or Losses Arising During the Periods, if any, were previously reported as an adjustment to Core Funds From Operations (Core FFO).

FIRST QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	5

NOI Reconciliations

(unaudited) (in thousands)

	For The
	Three Months Ended
	12/31/2019	12/31/2018
Net Operating Income
Net Income (Loss) Attributable to Common Shareholders	$3,528	$(32,364)
Plus: Preferred Dividends	6,097	4,421
Plus: General & Administrative Expenses	2,264	1,817
Plus: Non-recurring Severance Expense	786	-0-
Plus: Depreciation	11,433	10,478
Plus: Amortization of Capitalized Lease Costs and Intangible Assets	753	702
Plus: Interest Expense, including Amortization of Financing Costs	9,209	9,006
Plus: Unrealized Holding (Gains) Losses Arising During the Periods	3,635	42,627
Less: Dividend Income	(3,238)	(4,368)
Net Operating Income – NOI	$34,467	$32,319

	For The
	Three Months Ended
	12/31/2019	12/31/2018
Components of Net Operating Income Consists of:
Revenues:
Rental Revenue	$34,870	$32,617
Reimbursement Revenue	6,830	5,605
Total Rental and Reimbursement Revenue	41,700	38,222

Expenses:
Real Estate Taxes	5,036	4,039
Operating Expenses	2,197	1,864
Total Real Estate Taxes and Operating Expenses	7,233	5,903
Net Operating Income – NOI	$34,467	$32,319

FIRST QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	6

Financial Highlights

(unaudited) (in thousands except for per share amounts)

	For The
	Three Months Ended
	12/31/2019	12/31/2018	Change (%)

Weighted Average Common Shares Outstanding
Basic	96,881	90,505	7.0%
Diluted	97,006	90,660	7.0%

Net Income (Loss) Attributable to Common Shareholders	$3,528	$(32,364)	110.9%

Basic	$0.04	$(0.36)	111.1%
Diluted	0.04	(0.36)	111.1%

Net Operating Income – NOI	$34,467	$32,319	6.6%

Basic	$0.36	$0.36	0.0%
Diluted	0.36	0.36	0.0%

Funds From Operations – FFO	$19,322	$21,429	(9.8)%

Basic	$0.20	$0.24	(16.7)%
Diluted	0.20	0.24	(16.7)%

Adjusted Funds From Operations – AFFO	$19,934	$21,022	(5.2)%

Basic	$0.21	$0.23	(8.7)%
Diluted	0.21	0.23	(8.7)%

Dividends Declared per Common Share	$0.17	$0.17

Dividend/AFFO Payout Ratio	81.0%	73.9%

FIRST QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	7

Same Property Statistics

(unaudited) (in thousands except for square feet)

	For The Three Months Ended
	12/31/2019		12/31/2018	Change	Change %

Total Square Feet / Total Properties	22,866,627 / 115		21,647,246 / 113	1,219,381	5.6%

Occupancy Percentage at End of Period	99.2%		98.9%	30 bps	0.3%

Same Property Square Feet / Number of Same Properties		21,040,215 / 110

Same Property Occupancy Percentage at End of Period	99.1%		98.9%	20 bps	0.2%

Same Property Net Operating Income (NOI) (GAAP)	$30,635		$30,742	$(107)	(0.3)%

Reversal of Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(459)		(480)	21
Same Property Cash NOI	$30,176		$30,262	$(86)	(0.3)%

Same Property Statistics include all properties owned during the entire periods presented with the exclusion of properties expanded during the periods presented.

Reconciliation of Same Property NOI to Total NOI

(unaudited) (in thousands)

	For The Three Months Ended
	12/31/2019	12/31/2018	Change	Change %

Same Property NOI (GAAP)	$30,635	$30,742	$(107)	(0.3)%

NOI of properties purchased subsequent to September 30, 2018 (three properties purchased during fiscal 2019 and one property purchased during fiscal 2020)	3,322	1,320

NOI of property expanded subsequent to September 30, 2018 (one property expanded during fiscal 2019)	510	257

Total NOI	$34,467	$32,319	$2,148	6.6%

FIRST QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	8

Consolidated Statements of Cash Flows

(unaudited)(in thousands)

	For The
	Three Months Ended
	12/31/2019	12/31/2018
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (Loss)	$9,625	$(27,943)
Noncash Items Included in Net Income (Loss):
Depreciation & Amortization	12,621	11,497
Deferred Straight Line Rent	(600)	(336)
Stock Compensation Expense	156	129
Unrealized Holding (Gains) Losses Arising During the Periods	3,635	42,627
Changes in:
Tenant & Other Receivables	(6,114)	(5,398)
Prepaid Expenses	(5,250)	(5,174)
Other Assets & Capitalized Lease Costs	453	1,224
Accounts Payable, Accrued Expenses & Other Liabilities	4,572	5,286
NET CASH PROVIDED BY OPERATING ACTIVITIES	19,098	21,912

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Real Estate & Intangible Assets	(81,513)	(113,406)
Capital Improvements	(1,328)	(5,657)
Return of Deposits on Real Estate	1,200	200
Deposits Paid on Acquisitions of Real Estate	(100)	(700)
Purchase of Securities Available for Sale	(226)	(33,516)
NET CASH USED IN INVESTING ACTIVITIES	(81,967)	(153,079)

CASH FLOWS FROM FINANCING ACTIVITIES
Net Repayments on Loans Payable	(15,000)	(60,794)
Proceeds from Fixed Rate Mortgage Notes Payable	52,500	72,500
Principal Payments on Fixed Rate Mortgage Notes Payable	(13,356)	(12,121)
Financing Costs Paid on Debt	(1,980)	(444)
Proceeds from the Exercise of Stock Options	606	-0-
Proceeds from Underwritten Public Offering of Common Stock, net of offering costs	-0-	132,338
Proceeds from At-The-Market 6.125% Series C Preferred Stock, net of offering costs	43,153	1,006
Proceeds from Issuance of Common Stock in the DRIP, net of Dividend Reinvestments	11,305	17,595
Preferred Dividends Paid	(5,873)	(4,415)
Common Dividends Paid, net of Reinvestments	(12,282)	(11,054)
NET CASH PROVIDED BY FINANCING ACTIVITIES	59,073	134,611

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(3,796)	3,444
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	20,179	9,325
CASH AND CASH EQUIVALENTS - END OF PERIOD	$16,383	$12,769

FIRST QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	9

Capital Structure and Leverage Ratios

(unaudited) (in thousands except for per share amounts)

	As of	As of	As of
	12/31/2019	12/31/2018	9/30/2019

Fixed Rate Mortgage Notes Payable, net of Unamortized Debt Issuance Costs	$784,048	$771,705	$744,928
Loans Payable	80,000	125,815	95,000
Total Debt	864,048	897,520	839,928

6.125% Series C Cumulative Redeemable Preferred Stock	391,643	288,311	347,678
Common Stock, Additional Paid-In-Capital & Other	665,866	617,245	663,365
Total Shareholders’ Equity	1,057,509	905,556	1,011,043

Total Book Capitalization	1,921,557	1,803,076	1,850,971

Accumulated Depreciation	260,963	217,504	249,584
Total Undepreciated Book Capitalization	$2,182,520	$2,020,580	$2,100,555

Shares Outstanding	97,569	92,335	96,399
Market Price Per Share	$14.48	$12.40	$14.41

Equity Market Capitalization	$1,412,803	$1,144,955	$1,389,107
Total Debt	864,048	897,520	839,928
Total Preferred Stock	391,643	288,311	347,678
Total Market Capitalization	$2,668,494	$2,330,786	$2,576,713

Total Debt	$864,048	$897,520	$839,928
less: Cash and Cash Equivalents	16,383	12,769	20,179
Net Debt	$847,665	$884,751	$819,749
less: Securities Available for Sale at Fair Value (Securities)	181,841	145,810	185,250
Net Debt Less Securities	$665,824	$738,941	$634,499

Net Debt / Total Undepreciated Book Capitalization	38.8%	43.8%	39.0%
Net Debt / Total Market Capitalization	31.8%	38.0%	31.8%
Net Debt Plus Preferred Stock / Total Market Capitalization	46.4%	50.3%	45.3%
Net Debt Less Securities / Total Undepreciated Book Capitalization	30.5%	36.6%	30.2%
Net Debt Less Securities / Total Market Capitalization	25.0%	31.7%	24.6%
Net Debt Less Securities Plus Preferred Stock / Total Market Capitalization	39.6%	44.1%	38.1%

Weighted Average Interest Rate on Fixed Rate Mortgage Debt	4.05%	4.08%	4.03%
Weighted Average Term on Fixed Rate Mortgage Debt	11.5 yrs.	11.8 yrs.	11.3 yrs.
Weighted Average Interest Rate on Fixed Rate Debt (1)	4.00%	4.08%	4.03%
Weighted Average Term on Fixed Rate Debt (1)	10.5 yrs.	11.8 yrs.	11.3 yrs.
Weighted Average Lease Term	7.6 yrs.	8.0 yrs.	7.6 yrs.

(1)	For the quarter ended 12/31/19, fixed rate debt includes $784 million in Fixed Rate Mortgage Debt and a $75 million term loan that is fixed with a LIBOR interest rate swap agreement. We obtained the $75 million term loan during the quarter ended 12/31/19. Therefore, for prior year quarters presented, the Fixed Rate Debt only includes Fixed Rate Mortgage Debt.

FIRST QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	10

Capital Structure and Leverage Ratios

(unaudited) (in thousands)

	For the Three Months Ended		Fiscal Year Ended
	12/31/2019	12/31/2018	9/30/2019
Net Income (Loss) Attributable to Common Shareholders	$3,528	$(32,364)	$11,026
Plus: Preferred Dividends	6,097	4,421	18,774
Plus: Interest Expense, including Amortization of Financing Costs	9,209	9,006	36,912
Plus: Depreciation and Amortization	12,186	11,180	45,890
Plus: Net Amortization of Acquired Above and Below Market Lease Revenue	26	25	103
Plus: Unrealized Holding (Gains) Losses Arising During the Periods	3,635	42,627	24,680
Adjusted EBITDA	$34,681	$34,895	$137,385

Interest Expense, including Amortization of Financing Costs	$9,209	$9,006	$36,912
Preferred Dividends	6,097	4,421	18,774
Total Fixed Charges	$15,306	$13,427	$55,686

Interest Coverage	3.8 x	3.9 x	3.7 x
Fixed Charge Coverage	2.3 x	2.6 x	2.5 x

Net Debt	$847,665	$884,751	$819,749
Net Debt Less Securities	665,824	738,941	634,499
Total Preferred Stock	391,643	288,311	347,678
Annualized Adjusted EBITDA	138,724	139,580	137,385

Net Debt / Adjusted EBITDA	6.1 x	6.3 x	6.0 x
Net Debt Less Securities / Adjusted EBITDA	4.8 x	5.3 x	4.6 x
Net Debt + Preferred Stock / Adjusted EBITDA	8.9 x	8.4 x	8.5 x
Net Debt Less Securities + Preferred Stock / Adjusted EBITDA	7.6 x	7.4 x	7.1 x

FIRST QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	11

Debt Maturity

(unaudited) (In thousands)

			Loans			% of
Fiscal Year Ended		Mortgages	Payable		Total	Total

2020		$41,682	-0-		$41,682	4.8%
2021		57,413	-0-		57,413	6.6%
2022		79,659	-0-		79,659	9.1%
2023		58,476	-0-		58,476	6.7%
2024		71,626	$5,000	(B)	76,626	8.8%
Thereafter		483,203	$75,000	(C)	558,203	64.0%

Total as of 12/31/2019	(A)	$792,059	$80,000		$872,059	100.0%

Weighted Average Interest Rate		4.05%	2.94%		3.95%
Weighted Average Term		11.5 yrs.	5.0 yrs.		10.9 yrs.

(A)	Mortgages does not include unamortized debt issuance costs of $8 million.
(B)	Represents amount drawn down on a $225 million Revolver maturing January 2024 with two options to extend for additional six-month periods, which is not reflected above. Subsequent to the quarter end, we paid down the remaining amount outstanding, resulting in the full $225 million currently being available under the Revolver.
(C)	Represents a Term Loan maturing January 2025.

FIRST QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	12

Property Table by Tenant

(unaudited)

		Property	Square	Occupied Square	% of Occupied	Annual	% of Total Ann.	Rent Per sf	Undepreciated		Mortgage
Tenant		Count	Footage	Footage	sf	Rent	Rent	Occup.	Cost		Balance

FedEx Ground Package System, Inc.		44	8,815,312	8,815,312	38.6%	$71,005,000	49.9%	$8.05	$1,008,487,818		$442,196,572
FedEx Corporation		15	1,095,096	1,095,096	4.8%	6,720,000	4.7%	6.14	95,833,968		12,784,462
FedEx Forward Depots, Inc.		1	449,900	449,900	2.0%	1,394,000	1.0%	3.10	16,092,852		3,981,503
Total FedEx		60	10,360,308	10,360,308	45.4%	79,119,000	55.6%	7.64	1,120,414,638		458,962,537

Amazon.com Services, Inc. (Amazon.com, Inc.)		4	1,370,465	1,370,465	6.0%	9,709,000	6.8%	7.08	150,153,451		87,875,976
Milwaukee Electric Tool Corporation		1	861,889	861,889	3.8%	3,076,000	2.2%	3.57	36,914,917		19,454,490
Shaw Industries, Inc.		1	831,764	831,764	3.6%	3,529,000	2.5%	4.24	56,025,945		29,815,734
ULTA, Inc.		1	671,354	671,354	2.9%	2,755,000	1.9%	4.10	37,534,403		18,426,899
Jim Beam Brands Company (Beam Suntory)		1	599,840	599,840	2.6%	2,092,000	1.5%	3.49	28,000,000		15,422,572
International Paper Company		2	578,472	578,472	2.5%	2,639,000	1.9%	4.56	37,024,608		18,945,064
TreeHouse Private Brands, Inc.		1	558,600	558,600	2.4%	2,246,000	1.6%	4.02	26,807,852		14,376,842
Autoneum North America, Inc.		1	413,605	413,605	1.8%	2,221,000	1.6%	5.37	21,040,396		13,480,506
B. Braun Medical Inc.		1	399,440	399,440	1.7%	2,159,000	1.5%	5.41	30,008,069		17,977,023
UGN, Inc.		1	387,000	387,000	1.7%	2,088,000	1.5%	5.40	21,576,756		13,363,554
CBOCS Distribution, Inc. (Cracker Barrel)		1	381,240	381,240	1.7%	1,475,000	1.0%	3.87	14,215,126		-0-
Best Buy Warehousing Logistics, LLC		1	368,060	368,060	1.6%	1,709,000	1.2%	4.64	19,600,000		8,519,503
Toyota Tsusho America, Inc.		1	350,000	350,000	1.5%	1,710,000	1.2%	4.89	25,078,587		16,727,842
Coca-Cola		2	323,358	323,358	1.4%	1,725,000	1.2%	5.33	20,504,069		3,178,690
Science Applications International Corporation		1	302,400	302,400	1.3%	1,683,000	1.2%	5.57	14,445,353		-0-
Bunzl USA Holdings, Inc.		2	268,778	268,778	1.2%	1,500,000	1.1%	5.58	18,731,674		11,429,249
Woodstream Corporation	(A)	1	256,000	256,000	1.1%	932,000	0.7%	3.64	8,951,926		-0-
Anda Pharmaceuticals, Inc.		1	234,660	234,660	1.0%	1,215,000	0.9%	5.18	14,550,000		6,762,993
United Technologies Corporation		2	223,150	223,150	1.0%	1,525,000	1.1%	6.83	23,047,057		5,406,526
Mickey Thompson Performance Tires and Wheels (Cooper Tire)		1	219,765	219,765	1.0%	1,523,000	1.1%	6.93	18,934,065		11,317,662
Rinnai America Corporation		1	218,120	218,120	1.0%	851,000	0.6%	3.90	15,075,283		-0-
Anheuser-Busch, Inc.		1	184,800	184,800	0.8%	843,000	0.6%	4.56	12,697,848		-0-
Carlisle Tire & Wheel Company		1	179,280	179,280	0.8%	765,000	0.5%	4.27	7,232,986		-0-
NF&M International, Inc.	(B)	1	174,802	174,802	0.8%	841,000	0.6%	4.81	5,408,790		-0-
Home Depot USA, Inc.		1	171,200	171,200	0.7%	1,015	0.7%	5.93	11,303,317		-0-
Victory Packaging, L.P.		1	148,000	148,000	0.6%	514,000	0.4%	3.47	5,455,379		-0-
Challenger Lifts, Inc. (Snap-On Inc.)		1	137,500	137,500	0.6%	852,000	0.6%	6.20	11,304,000		6,017,997
Altec Industries, Inc.	(A)	1	126,880	126,880	0.6%	376,000	0.3%	2.96	4,436,799		-0-
General Electric Company		1	125,860	125,860	0.6%	1,334,000	0.9%	10.60	19,964,283		10,204,703
Keurig Dr Pepper		2	110,080	110,080	0.5%	753,000	0.5%	6.84	10,498,031		1,517,773
Style Crest, Inc.		1	106,507	106,507	0.5%	398,000	0.3%	3.74	7,263,673		-0-
Pittsburgh Glass Works, LLC		1	102,135	102,135	0.4%	450,000	0.3%	4.41	4,249,615		-0-
Dakota Bodies, LLC		1	96,687	96,687	0.4%	378,000	0.3%	3.91	7,839,684		-0-
National Oilwell Varco, Inc.		1	91,295	91,295	0.4%	763,000	0.5%	8.36	8,163,278		1,511,323
Joseph T. Ryerson and Son, Inc.		1	89,052	89,052	0.4%	514,000	0.4%	5.77	7,066,732		-0-
CHEP USA, Inc.		1	83,000	83,000	0.4%	506,000	0.4%	6.10	7,463,672		-0-
Sherwin-Williams Company		2	78,887	78,887	0.3%	648,000	0.5%	8.21	7,258,078		-0-
RGH Enterprises, Inc. (Cardinal Health)		1	75,000	75,000	0.3%	619,000	0.4%	8.25	5,525,600		-0-
Tampa Bay Grand Prix		1	68,385	68,385	0.3%	361,000	0.3%	5.28	5,677,982		-0-
Various Tenants at Retail Shopping Center		1	64,220	62,440	0.3%	784,000	0.6%	12.56	3,139,564		-0-
SOFIVE, Inc.		1	60,400	60,400	0.3%	633,000	0.2%	10.48	5,296,752		1,363,818
Locke Supply Co.		1	60,000	60,000	0.3%	325,000	0.2%	5.42	4,905,925		-0-
Kellogg Sales Company		1	54,812	54,812	0.2%	329,000	0.2%	6.00	3,494,108		-0-
Siemens Real Estate		1	51,130	51,130	0.2%	459,000	0.2%	8.98	4,452,425		-0-
Foundation Building Materials, LLC		1	36,270	36,270	0.2%	178,000	0.1%	4.91	2,543,770		-0-
Graybar Electric Company		1	26,340	26,340	0.1%	115,000	0.1%	4.37	2,312,027		-0-
Vacant	(B)	2	185,837	-0-	0.0%	-0-	0.0%	-0-	13,462,700		-0-
Total as of 12/31/19		115	22,866,627	22,679,010	99.2%	$142,234,000	100.0%	$6.27	$1,947,051,193	(C)	$792,059,276

Leasing Activity Subsequent to 12/31/19
Sonwil Distribution Center, Inc.	(D)	-	-	104,981	0.5%	630,000	0.4%	6.00
Pro Forma Total		115	22,866,627	22,783,991	99.6%	$142,864,000	100.0%	$6.27

(A)	Woodstream Corporation and Altec Industries, Inc. are located at one property and, therefore, are counted as one property in the Property Count Total.
(B)	NF&M International is located in a 255,658 square foot industrial park in Monaca (Pittsburgh), PA, of which 80,856 square feet is vacant. This industrial park is counted as one property in the Property Count Total.
Other than two properties indicated in footnotes (A) and (B) and one retail property, all other properties are single-tenant.
(C)	Does not include unamortized debt issuance costs of $8,011,547.
(D)	Effective 1/7/2020, we leased our previously vacant 104,981 square foot facility located in Cheektowaga (Buffalo), NY for two years to Sonwil Distribution Center, Inc.

FIRST QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	13

Property Table by State

(unaudited)

	Property	Square	Occupied Square	% of Total	Annual	% of Total Ann.	Rent Per sf	Undepreciated		Mortgage
State	Count	Footage	Footage	sf	Rent	Rent	Occup.	Cost		Balance
Florida	13	2,211,583	2,211,583	9.7%	$15,817,000	11.1%	$7.15	$227,225,723		$88,619,503
Indiana	4	1,964,923	1,964,923	8.6%	11,132,000	7.8%	5.67	167,480,982		96,694,729
Texas	10	1,781,967	1,781,967	7.8%	13,773,000	9.7%	7.73	182,450,580		70,737,802
Ohio	9	1,705,506	1,705,506	7.5%	10,021,000	7.0%	5.88	119,522,777		43,920,552
Georgia	6	1,639,696	1,639,696	7.2%	10,551,000	7.4%	6.43	166,206,747		83,909,760
South Carolina	6	1,371,721	1,371,721	6.0%	10,309,000	7.2%	7.52	128,503,468		54,236,247
Kentucky	3	1,295,940	1,295,940	5.7%	5,190,000	3.6%	4.00	66,111,852		35,817,411
Mississippi	4	1,158,889	1,158,889	5.1%	4,526,000	3.2%	3.91	55,677,635		26,217,483
Illinois	9	958,045	958,045	4.2%	6,173,000	4.4%	6.44	82,801,814		7,800,333
North Carolina	4	939,706	939,706	4.1%	5,686,000	4.0%	6.05	85,806,994		39,497,736
Tennessee	3	891,777	891,777	3.9%	3,188,000	2.2%	3.57	35,665,925		3,981,503
Michigan	4	833,054	833,054	3.6%	5,577,000	3.9%	6.69	73,374,059		23,565,286
Kansas	4	813,043	813,043	3.6%	4,678,000	3.3%	5.75	60,943,937		27,188,808
Missouri	4	740,119	740,119	3.2%	2,900,000	2.0%	3.92	35,481,259		6,411,590
Oklahoma	4	614,941	614,941	2.7%	3,975,000	2.8%	6.46	54,961,021		27,290,546
New York	3	518,565	413,584	2.3%	2,942,000	2.1%	7.11	51,587,223		19,753,751
Pennsylvania	3	504,040	423,184	2.2%	2,826,000	2.0%	6.68	36,897,915		12,948,643
New Jersey	3	471,765	469,985	2.1%	6,723,000	4.7%	14.30	92,423,938		53,429,023
Alabama	2	451,595	451,595	2.0%	2,650,000	1.9%	5.87	39,714,135		17,618,674
Virginia	5	407,265	407,265	1.8%	2,456,000	1.7%	6.03	34,843,751		3,779,289
Colorado	2	295,227	295,227	1.3%	2,441,000	1.7%	8.27	35,683,647		15,370,483
Arizona	1	283,358	283,358	1.2%	1,393,000	1.0%	4.92	16,824,226		2,667,239
Wisconsin	2	238,666	238,666	1.0%	1,295,000	0.9%	5.43	16,377,221		2,227,040
Washington	1	210,445	210,445	0.9%	1,962,000	1.4%	9.32	30,320,686		16,348,307
Louisiana	1	175,315	175,315	0.8%	1,270,000	0.9%	7.24	18,425,875		10,242,856
Maryland	1	148,881	148,881	0.7%	1,455,000	1.0%	9.77	14,512,355		-0-
Nebraska	1	89,115	89,115	0.2%	446,000	0.3%	5.00	5,963,626		-0-
Minnesota	1	60,398	60,398	0.2%	372,000	0.3%	6.16	5,223,944		1,784,682
Connecticut	1	54,812	54,812	0.2%	329,000	0.3%	6.00	3,494,108		-0-
Iowa	1	36,270	36,270	0.2%	178,000	0.2%	4.91	2,543,770		-0-
Total as of 12/31/2019	115	22,866,627	22,679,010	100.0%	$142,234,000	100.0%	$6.27	$1,947,051,193	(A)	$792,059,276

Leasing Activity Subsequent to 12/31/19
New York (B)	-	-	104,981	0.5%	630,000	0.4%	6.00
Pro Forma Total	115	22,866,627	22,783,991	100.0%	$142,864,000	100.0%	$6.27

(A)	Does not include unamortized debt issuance costs of $8,011,547.
(B)	Effective 1/7/2020, we leased our previously vacant 104,981 square foot facility located in Cheektowaga (Buffalo), NY for two years to Sonwil Distribution Center, Inc.

FIRST QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	14

Lease Expirations

(unaudited)

		Property	Square	% of Total	Annual	% of Total Ann.	Rent Per sf	Lease Exp. Term in	Undepreciated		Mortgage
Fiscal Year		Count	Footage	Sf	Rent	Rent	Occup.	Years	Cost		Balance

2020	(B)	4	350.397	1.5%	$1,949,000	1.4%	$5.56	0.5	$17,109,452		$-0-
2021	(A)	10	1,206,723	5.3%	5,560,000	3.9%	4.61	1.4	69,799,838		6,964,290
2022		7	1,138,320	5.0%	6,505,000	4.6%	5.71	2.2	76,123,274		22,276,371
2023	(A)	13	1,668,804	7.3%	9,548,000	6.7%	5.72	3.5	117,189,426		18,760,182
2024		13	1,887,034	8.3%	11,740,000	8.3%	6.22	4.4	136,821,074		24,205,425
2025	(A)	9	2,433,130	10.6%	12,341,000	8.7%	5.07	5.4	162,101,246		67,058,021
2026		8	1,078,913	4.7%	8,331,000	5.9%	7.72	6.4	113,194,022		31,673,987
2027		12	2,373,001	10.4%	13,049,000	9.2%	5.50	7.6	185,550,657		66,832,541
2028		11	2,571,915	11.2%	13,970,000	9.8%	5.43	8.3	182,415,303		64,633,427
2029		8	1,739,634	7.6%	9,752,000	6.9%	5.61	8.8	138,152,933		62,704,916
2030		4	873,032	3.8%	6,980,000	4.9%	8.00	10.3	101,878,345		51,465,675
2031		3	963,269	4.2%	7,152,000	5.0%	7.42	11.3	104,617,800		60,113,581
2032	(B)	8	2,131,983	9.3%	18,803,000	13.2%	8.82	12.0	290,943,536		169,925,686
2033		2	639,068	2.8%	6,486,000	4.6%	10.15	13.3	106,803,506		65,366,688
2034		3	1,561,347	6.8%	9,284,000	6.5%	5.95	14.3	127,748,517		80,078,486
Various tenants at retail shopping center		1	64,220	0.4%	784,000	0.3%	12.56	-0-	3,139,564		-0-
Vacant	(A)	2	185,837	0.8%	-0-	0.0%	-0-	-0-	13,462,700		-0-
Total as of 12/31/19		115	22,866,627	100.0%	$142,234,000	100.0%	$6.27	7.6	$1,947,051,193	(C)	$792,059,276

Leasing Activity Subsequent to 12/31/19
2022	(D)	-	-	-	630,000	0.4%	6.00	2.1
Pro Forma Total		115	22,866,627	100.0%	$142,864,000	100.0%	$6.27	7.5

(A)	Included in 2021 is Woodstream Corporation and included in 2023 is Altec Industries which both occupy one property. Included in 2025 is NF&M International, which occupies 174,802 square feet of a 255,658 square foot Industrial Park. The remaining 80,856 square feet is included in Vacant. Each of these properties are counted as one property in the Property Count Total. Other than these properties and one retail property, all other properties are single-tenant.
(B)	Included in 2020 and 2032 is a property located in Aiken (Augusta, GA), SC leased to Autoneum North America, Inc. This property contains two leasable structures with two different lease terms. Both are counted as one property in the property count total.
(C)	Does not include unamortized debt issuance costs of $8,011,547.
(D)	Effective 1/7/2020, we leased our previously vacant 104,981 square foot facility located in Cheektowaga (Buffalo), NY for two years to Sonwil Distribution Center, Inc.

FIRST QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	15

Recent Acquisitions During Fiscal 2020

(unaudited)

				Date of	Square	Annual	Rent Per sf	Lease	Purchase	Initial Mortgage
No	Tenant	City (MSA)	State	Acquisition	Footage	Rent	Occup.	Expiration	Price	Balance
1	Amazon.com Services, Inc.	Greenwood (Indianapolis)	IN	10/10/19	615,747	$4,950,000	$8.04	8/31/2034	$81,500,000	$52,500,000

FIRST QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	16

Property Table

(unaudited)

									Rent	Lease Exp. Term
					Fiscal Year		Square	Annual	Per sf	in	Undepreciated	Mortgage
No	Tenant		City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Years	Cost	Balance
1	Milwaukee Electric Tool Corporation		Olive Branch (Memphis, TN)	MS	2013	100.0%	861,889	$3,076,000	$3.57	8.6	$36,914,917	$19,454,490
2	Shaw Industries, Inc.		Savannah	GA	2018	100.0%	831,764	3,529,000	4.24	7.8	56,025,945	29,815,734
3	ULTA, Inc.		Greenwood (Indianapolis)	IN	2015	100.0%	671,354	2,755,000	4.10	5.6	37,534,403	18,426,899
4	Amazon.com Services, Inc. (Amazon.com, Inc.)		Greenwood (Indianapolis)	IN	2020	100.0%	615,747	4,950,000	8.04	14.7	79,363,910	52,338,090
5	Jim Beam Brands Company (Beam Suntory)		Frankfort (Lexington)	KY	2015	100.0%	599,840	2,092,000	3.49	5.1	28,000,000	15,422,572
6	TreeHouse Private Brands, Inc.		Buckner (Louisville)	KY	2014	100.0%	558,600	2,246,000	4.02	13.8	26,807,852	14,376,842
7	FedEx Forward Depots, Inc.		Memphis	TN	2010	100.0%	449,900	1,394,000	3.10	9.4	16,092,852	3,981,503
8	Autoneum North America, Inc.	(B)	Aiken (Augusta, GA)	SC	2017	100.0%	315,560	1,731,000	5.49	12.3	21,040,396	13,480,506
	Autoneum North America, Inc.		Aiken (Augusta, GA)	SC	2017	100.0%	98,045	490,000	5.00	0.5	-0-	-0-
9	B. Braun Medical Inc.		Daytona Beach	FL	2018	100.0%	399,440	2,159,000	5.41	8.3	30,008,069	17,977,023
10	UGN, Inc.		Monroe (Cincinnati)	OH	2015	100.0%	387,000	2,088,000	5.40	14.2	21,576,756	13,363,554
11	Woodstream Corporation		St. Joseph	MO	2001	100.0%	256,000	932,000	3.64	1.8	8,951,926	-0-
	Altec Industries, Inc.		St. Joseph	MO	2001	100.0%	126,880	376,000	2.96	3.2	4,436,799	-0-
12	CBOCS Distribution, Inc. (Cracker Barrel)		Lebanon (Nashville)	TN	2011	100.0%	381,240	1,475,000	3.87	4.5	14,215,126	-0-
13	FedEx Ground Package System, Inc.		Braselton (Atlanta)	GA	2018	100.0%	373,750	3,782,000	10.12	13.2	60,227,126	37,395,409
14	Best Buy Warehousing Logistics, LLC		Streetsboro (Cleveland)	OH	2012	100.0%	368,060	1,709,000	4.64	2.1	19,600,000	8,519,503
15	Amazon.com Services, Inc. (Amazon.com, Inc.)		Mobile	AL	2018	100.0%	362,942	2,045,000	5.63	8.9	33,052,316	17,537,870
16	FedEx Ground Package System, Inc.		Concord (Charlotte)	NC	2017	100.0%	354,482	2,537,000	7.16	12.4	40,043,145	23,140,505
17	FedEx Ground Package System, Inc.		Mesquite (Dallas)	TX	2017	100.0%	351,874	3,203,000	9.10	12.3	49,880,493	28,721,799
18	Toyota Tsusho America, Inc.		Lafayette	IN	2019	100.0%	350,000	1,710,000	4.89	9.5	25,078,587	16,727,842
19	FedEx Ground Package System, Inc.		Trenton	NJ	2019	100.0%	347,145	5,306,000	15.28	12.5	83,987,622	52,065,205
20	FedEx Ground Package System, Inc.		Walker (Grand Rapids)	MI	2017	100.0%	343,483	2,105,000	6.13	12.1	31,654,987	18,082,734
21	FedEx Ground Package System, Inc.		Hamburg (Buffalo)	NY	2017	100.0%	338,584	2,323,000	6.86	11.3	35,100,800	19,753,751
22	FedEx Ground Package System, Inc.		Concord (Charlotte)	NC	2016	100.0%	330,717	2,237,000	6.76	5.6	33,044,797	16,357,231
23	FedEx Ground Package System, Inc.		Indianapolis	IN	2014	100.0%	327,822	1,717,000	5.24	7.8	25,504,083	9,201,898
24	FedEx Ground Package System, Inc.		Olathe (Kansas City)	KS	2016	100.0%	313,763	2,210,000	7.04	11.4	31,737,000	18,452,126
25	FedEx Ground Package System, Inc.		Davenport (Orlando)	FL	2016	100.0%	310,922	2,619,000	8.42	11.3	37,780,000	21,907,704
26	FedEx Ground Package System, Inc.		Ft. Worth (Dallas)	TX	2015	100.0%	304,608	2,387,000	7.84	10.3	35,335,377	18,981,322
27	Science Applications International Corporation		Hanahan (Charleston)	SC	2005	100.0%	302,400	1,683,000	5.57	3.8	14,445,353	-0-
28	Amazon.com Services, Inc. (Amazon.com, Inc.)		Oklahoma City	OK	2018	100.0%	300,000	1,925,000	6.42	7.8	29,878,942	18,000,016
29	International Paper Company		Kenton	OH	2017	100.0%	298,472	1,268,000	4.25	7.7	18,730,500	10,719,833
30	FedEx Ground Package System, Inc.		Jacksonville	FL	2015	100.0%	297,579	1,998,000	6.71	10.0	30,925,530	14,772,228
31	Western Container Corp. (Coca-Cola)		Tolleson (Phoenix)	AZ	2003	100.0%	283,358	1,393,000	4.92	7.3	16,824,226	2,667,239
32	International Paper Company		Edwardsville (Kansas City)	KS	2014	100.0%	280,000	1,371,000	4.90	3.7	18,294,108	8,225,231
33	FedEx Ground Package System, Inc.		Charleston	SC	2018	100.0%	265,318	2,704,000	10.19	13.5	46,576,380	27,971,279
34	NF&M International, Inc.		Monaca (Pittsburgh)	PA	1988	68.4%	255,658	841,000	4.81	5.0	7,910,666	-0-
35	FedEx Ground Package System, Inc.		Orion	MI	2007	100.0%	245,633	1,908,000	7.77	3.5	22,890,124	-0-
36	FedEx Ground Package System, Inc.		Homestead (Miami)	FL	2017	100.0%	237,756	2,282,000	9.60	12.3	37,911,556	21,650,475
37	Anda Pharmaceuticals, Inc.		Olive Branch (Memphis, TN)	MS	2012	100.0%	234,660	1,215,000	5.18	2.6	14,550,000	6,762,993
38	FedEx Ground Package System, Inc.		Colorado Springs	CO	2016	100.0%	225,362	1,832,000	8.13	6.1	29,320,066	15,370,483
39	Mickey Thompson Performance Tires and Wheels (Cooper Tire)		Stow	OH	2017	100.0%	219,765	1,523,000	6.93	7.7	18,934,065	11,317,662
40	Rinnai America Corporation		Griffin (Atlanta)	GA	2006	100.0%	218,120	851,000	3.90	1.0	15,075,283	-0-
41	FedEx Ground Package System, Inc.		Ft. Myers	FL	2017	100.0%	213,672	1,418,000	6.64	7.7	21,684,310	12,312,073
42	FedEx Ground Package System, Inc.		Burlington (Seattle/Everett)	WA	2016	100.0%	210,445	1,962,000	9.32	10.7	30,320,686	16,348,307
43	FedEx Ground Package System, Inc.		Sauget (St. Louis, MO)	IL	2015	100.0%	198,773	1,036,000	5.21	9.4	15,204,950	7,800,333
44	Anheuser-Busch, Inc.		Granite City (St. Louis, MO)	IL	2001	100.0%	184,800	843,000	4.56	1.9	12,697,848	-0-
45	Carrier Enterprise, LLC (United Technologies)		Carrollton (Dallas)	TX	2010	100.0%	184,317	1,158,000	6.28	4.1	17,947,057	5,406,526
46	FedEx Ground Package System, Inc.		Spring (Houston)	TX	2014	100.0%	181,176	1,581,000	8.73	4.8	19,328,922	7,123,271
47	Carlisle Tire & Wheel Company		Edwardsville (Kansas City)	KS	2003	100.0%	179,280	765,000	4.27	3.6	7,232,986	-0-
48	FedEx Ground Package System, Inc.		Ft. Mill (Charlotte, NC)	SC	2010	100.0%	176,939	1,598,000	9.03	8.7	17,063,643	-0-
49	FedEx Ground Package System, Inc.		Covington (New Orleans)	LA	2016	100.0%	175,315	1,270,000	7.24	5.5	18,425,875	10,242,856
50	FedEx Ground Package System, Inc.		Livonia (Detroit)	MI	2013	100.0%	172,005	1,194,000	6.94	2.2	13,879,697	5,482,552

FIRST QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	17

Property Table

(unaudited)

									Rent	Lease Exp. Term
					Fiscal Year		Square	Annual	Per sf	in	Undepreciated	Mortgage
No	Tenant		City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Years	Cost	Balance
51	Home Depot USA, Inc.		Montgomery (Chicago)	IL	2004	100.0%	171,200	$1,015,000	$5.93	0.5	$11,303,317	$-0-
52	FedEx Ground Package System, Inc.		Tampa	FL	2004	100.0%	170,779	1,624,000	9.51	6.6	19,701,575	-0-
53	FedEx Ground Package System, Inc.		Edinburg	TX	2011	100.0%	164,207	1,097,000	6.68	6.8	12,039,014	-0-
54	FedEx Ground Package System, Inc.		Lindale (Tyler)	TX	2015	100.0%	163,378	725,000	4.44	4.5	9,965,550	5,140,196
55	Bunzl Distribution Midcentral, Inc.		Kansas City	MO	2015	100.0%	158,417	764,000	4.82	1.8	10,003,235	6,411,590
56	FedEx Ground Package System, Inc.		Oklahoma City	OK	2012	100.0%	158,340	1,048,000	6.62	5.6	12,605,609	2,755,098
57	FedEx Ground Package System, Inc.		Waco	TX	2012	100.0%	150,710	1,078,000	7.15	5.7	12,551,368	3,853,365
58	FedEx Ground Package System, Inc.		Beltsville (Washington, DC)	MD	2001	100.0%	148,881	1,455,000	9.77	8.6	14,512,355	-0-
59	Victory Packaging, L.P.		Fayetteville	NC	1997	100.0%	148,000	514,000	3.47	1.2	5,455,379	-0-
60	FedEx Ground Package System, Inc.		El Paso	TX	2006	100.0%	144,149	1,345,000	9.33	3.8	12,431,192	-0-
61	FedEx Ground Package System, Inc.		Cocoa	FL	2008	100.0%	144,138	1,112,000	7.71	4.8	14,127,449	-0-
62	FedEx Ground Package System, Inc.		Cudahy (Milwaukee)	WI	2001	100.0%	139,564	827,000	5.93	7.5	9,807,221	-0-
63	Challenger Lifts, Inc. (Snap-On Inc.)		Louisville	KY	2016	100.0%	137,500	852,000	6.20	6.4	11,304,000	6,017,997
64	FedEx Ground Package System, Inc.		Richfield (Cleveland)	OH	2006	100.0%	131,152	1,493,000	11.38	4.8	16,447,178	-0-
65	FedEx Ground Package System, Inc.		Savannah	GA	2019	100.0%	126,520	1,755,000	13.87	8.8	27,531,560	16,657,368
66	General Electric Company		Imperial (Pittsburgh)	PA	2016	100.0%	125,860	1,334,000	10.60	6.0	19,964,283	10,204,703
67	FedEx Ground Package System, Inc.		Wheeling (Chicago)	IL	2003	100.0%	123,000	1,272,000	10.34	7.4	18,992,949	-0-
68	FedEx Ground Package System, Inc.		Altoona	PA	2014	100.0%	122,522	651,000	5.31	3.7	9,022,966	2,743,940
69	FedEx Corporation		Charleston	SC	2018	100.0%	121,683	1,314,000	10.80	12.7	21,519,412	12,784,462
70	FedEx Corporation		Mechanicsville (Richmond)	VA	2001	100.0%	112,799	541,000	4.80	3.3	7,812,145	-0-
71	FedEx Corporation		Orlando	FL	2008	100.0%	110,638	666,000	6.02	7.9	8,774,524	-0-
72	Bunzl Distribution Oklahoma, Inc.		Oklahoma City	OK	2017	100.0%	110,361	736,000	6.67	4.7	8,728,439	5,017,659
73	Style Crest, Inc.		Winston-Salem	NC	2002	100.0%	106,507	398,000	3.74	1.2	7,263,673	-0-
74	Vacant	(C)	Cheektowaga (Buffalo)	NY	2000	0.00%	104,981	-0-	na	na	10,960,823	-0-
75	FedEx Ground Package System, Inc.		West Chester Twp. (Cincinnati)	OH	1999	100.0%	103,818	556,000	5.36	3.7	5,733,686	-0-
76	FedEx Ground Package System, Inc.		Roanoke	VA	2013	100.0%	103,402	755,000	7.30	3.3	10,200,000	3,779,289
77	Pittsburgh Glass Works, LLC		O’ Fallon (St. Louis)	MO	1994	100.0%	102,135	450,000	4.41	1.5	4,249,615	-0-
78	FedEx Ground Package System, Inc.		Green Bay	WI	2013	100.0%	99,102	468,000	4.72	3.4	6,570,000	2,227,040
79	Dakota Bodies, LLC		Liberty (Kansas City)	MO	1998	100.0%	96,687	378,000	3.91	6.3	7,839,684	-0-
80	FedEx Corporation		Jacksonville	FL	1999	100.0%	95,883	536,000	5.59	9.4	6,584,384	-0-
81	FedEx Corporation		Tampa	FL	2006	100.0%	95,662	603,000	6.30	7.9	7,873,607	-0-
82	Amazon.com Services, Inc.		Hanahan (Charleston)	SC	2005	100.0%	91,776	789,000	8.60	9.5	7,858,284	-0-
83	National Oilwell Varco, Inc.		Houston	TX	2010	100.0%	91,295	763,000	8.36	2.8	8,163,278	1,511,323
84	FedEx Corporation		Omaha	NE	1999	100.0%	89,115	446,000	5.00	3.8	5,963,626	-0-
85	Joseph T. Ryerson and Son, Inc.		Elgin (Chicago)	IL	2002	100.0%	89,052	514,000	5.77	5.1	7,066,732	-0-
86	FedEx Ground Package System, Inc.		Huntsville	AL	2005	100.0%	88,653	605,000	6.82	6.6	6,661,819	80,804
87	CHEP USA, Inc.		Roanoke	VA	2007	100.0%	83,000	506,000	6.10	5.2	7,463,672	-0-
88	FedEx Corporation		Bedford Heights (Cleveland)	OH	2007	100.0%	82,269	438,000	5.32	8.7	7,298,167	-0-
89	RGH Enterprises, Inc. (Cardinal Health)		Halfmoon (Albany)	NY	2012	100.0%	75,000	619,000	8.25	1.9	5,525,600	-0-
90	FedEx Corporation		Schaumburg (Chicago)	IL	1997	100.0%	73,500	478,000	6.50	7.3	5,177,940	-0-
91	FedEx Corporation		Romulus (Detroit)	MI	1998	100.0%	71,933	370,000	5.14	1.4	4,949,251	-0-
92	FedEx Ground Package System, Inc.		Denver	CO	2005	100.0%	69,865	609,000	8.72	5.8	6,363,581	-0-
93	Tampa Bay Grand Prix		Tampa	FL	2005	100.0%	68,385	361,000	5.28	7.8	5,677,982	-0-
94	Sherwin-Williams Company		Rockford	IL	2011	100.0%	66,387	486,000	7.32	4.0	5,551,227	-0-
95	Various Tenants at Retail Shopping Center		Somerset	NJ	1970	97.0%	64,220	784,000	12.56	Na	3,139,564	-0-
96	Keurig Dr Pepper		Cincinnati	OH	2015	100.0%	63,840	487,000	7.63	9.8	6,750,000	-0-
97	FedEx Corporation		Chattanooga	TN	2007	100.0%	60,637	319,000	5.26	2.8	5,357,947	-0-
98	SOFIVE, Inc.		Carlstadt (New York, NY)	NJ	2001	100.0%	60,400	633,000	10.48	10.1	5,296,752	1,363,818
99	FedEx Ground Package System, Inc.		Stewartville (Rochester)	MN	2013	100.0%	60,398	372,000	6.16	3.4	5,223,944	1,784,682
100	Locke Supply Co.		Richmond	VA	2004	100.0%	60,000	325,000	5.42	12.3	4,905,925	-

FIRST QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	18

Property Table

(unaudited)

									Rent	Lease Exp.
					Fiscal Year		Square	Annual	Per sf	Term in	Undepreciated		Mortgage
No	Tenant		City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Years	Cost		Balance
101	FedEx Ground Package System, Inc.		Augusta	GA	2005	100.0%	59,358	$513,000	$8.64	1.5	$5,363,304		$41,249
102	Kellogg Sales Company		Newington (Hartford)	CT	2001	100.0%	54,812	329,000	6.00	0.2	3,494,108		-0-
103	Siemens Real Estate		Lebanon (Cincinnati)	OH	2012	100.0%	51,130	459,000	8.98	4.3	4,452,425		-0-
104	FedEx Corporation		Charlottesville	VA	1999	100.0%	48,064	329,000	6.85	7.7	4,462,009		-0-
105	FedEx Ground Package System, Inc.		Corpus Christi	TX	2012	100.0%	46,253	436,000	9.43	1.7	4,808,329		-0-
106	Keurig Dr Pepper		Tulsa	OK	2014	100.0%	46,240	266,000	5.75	4.2	3,748,031		1,517,773
107	Heartland Coca-Cola Bottling Company, LLC (Coca-Cola)		Topeka	KS	2009	100.0%	40,000	332,000	8.30	1.8	3,679,843		511,451
108	Collins Aerospace Systems (United Technologies)		Rockford	IL	2015	100.0%	38,833	367,000	9.45	7.5	5,100,000		-0-
109	Foundation Building Materials, LLC		Urbandale (Des Moines)	IA	1994	100.0%	36,270	178,000	4.91	8.0	2,543,770		-0-
110	FedEx Corporation		Richland (Jackson)	MS	1994	100.0%	36,000	120,000	3.33	4.3	1,900,691		-0-
111	FedEx Corporation		Punta Gorda	FL	2007	100.0%	34,624	284,000	8.20	7.5	4,133,510		-0-
112	FedEx Corporation		Lakeland	FL	2006	100.0%	32,105	155,000	4.83	7.9	2,043,226		-0-
113	FedEx Corporation		Augusta	GA	2006	100.0%	30,184	121,000	4.01	2.9	1,983,529		-0-
114	Graybar Electric Company		Ridgeland (Jackson)	MS	1993	100.0%	26,340	115,000	4.37	0.6	2,312,027		-0-
115	Sherwin-Williams Company		Burr Ridge (Chicago)	IL	1997	100.0%	12,500	162,000	12.96	1.8	1,706,851		-0-
	Total as of 12/31/19					99.2%	22,866,627	$142,234,000	$6.27	7.6	$1,947,051,193	(A)	$792,059,276

	Leasing Activity Subsequent to 12/31/19
	Sonwil Distribution Center, Inc.	(C)	Cheektowaga (Buffalo)	NY	2000	100.0%	-	630,000	6.00	2.1
	Pro Forma Total					99.6%	22,866,627	$142,864,000	$6.27	7.5

(A)	Does not include unamortized debt issuance costs of $8,011,547.
(B)	Property located in Aiken (Augusta, GA), SC leased to Autoneum North America, Inc. contains two leasable structures with two different lease terms.
(C)	Effective 1/7/2020, we leased our previously vacant 104,981 square foot facility located in Cheektowaga (Buffalo), NY for two years to Sonwil Distribution Center, Inc.

FIRST QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	19

Definitions

Investors and analysts following the real estate industry utilize funds from operations (“FFO”), adjusted funds from operations (“AFFO”), net operating income (“NOI”), Same Property NOI, Same Property Cash NOI, and earnings before interest, taxes, depreciation and amortization for real estate & (“Adjusted EBITDA”) variously defined, as supplemental performance measures. While we believe net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, we consider NOI, Same Property NOI, Same Property Cash NOI, Adjusted EBITDA, FFO and AFFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as interest expense and general and administrative expenses. Adjusted EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a supplemental tool to evaluate our performance. In addition, NOI, Same Property NOI, Same Property Cash NOI, Adjusted EBITDA, FFO and AFFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value. As used herein, we calculate the following non-U.S. GAAP measures as follows:

●	FFO, as defined by The National Association of Real Estate Investment Trusts (NAREIT), represents net income attributable to common shareholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), excluding extraordinary items, as defined under U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. Included in the NAREIT FFO White Paper - 2018 Restatement, is an option pertaining to assets incidental to our main business in the calculation of NAREIT FFO to make an election to include or exclude mark-to-market changes in the value recognized on these marketable equity securities. In conjunction with the adoption of the FFO White Paper - 2018 Restatement, for all periods presented, we have elected to exclude unrealized gains and losses from our investments in marketable equity securities from our FFO calculation. Prior to the adoption of the FFO White Paper – 2018 Restatement, we defined Core Funds From Operations (Core FFO) as FFO, excluding Unrealized Holding Gains or Losses Arising During the Periods. NAREIT created FFO as a non-GAAP supplemental measure of REIT operating performance.
●	AFFO is calculated as FFO, excluding stock-based compensation expense, depreciation of corporate office tenant improvements, amortization of deferred financing costs, non-recurring severance expense, effect of non-cash U.S. GAAP straight-line rent adjustments and less recurring capital expenditures. Recurring capital expenditures are defined as all capital expenditures that are recurring in nature, excluding capital expenditures related to expansions at our current locations or capital expenditures that are incurred in conjunction with obtaining a new lease or a lease renewal.
●	NOI from property operations is calculated as net income attributable to common shareholders, as defined by U.S. GAAP, plus preferred dividends, general & administrative expenses, non-recurring severance expense, depreciation, amortization of capitalized lease costs & intangible assets and interest expense, including amortization of financing costs, unrealized holding (gains) or losses arising during the periods, less dividend income. The components of NOI consist of recurring rental and reimbursement revenue, less real estate taxes and operating expenses, such as insurance, utilities, and repairs and maintenance.
●	Same Property NOI is calculated as the NOI of all properties owned during the entire periods presented with the exclusion of any properties expanded during the periods presented.
●	Same Property Cash NOI is calculated as the Same Property NOI adjusted to exclude the effect of non-cash U.S. GAAP straight-line rent adjustment for the properties included in the Same Property NOI calculation.
●	Adjusted EBITDA is net income attributable to common shareholders, as defined by U.S. GAAP, plus preferred dividends, interest expense, including amortization of financing costs, depreciation and amortization, losses (minus gains) on sales of real estate investments, net amortization of acquired above and below market lease revenue, unrealized holding losses (minus gains) arising during the periods and losses (minus gains) on sale of securities transactions.

FFO, FFO, AFFO, NOI, Same Property NOI, Same Property Cash NOI and Adjusted EBITDA, do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. FFO, AFFO, NOI, Same Property NOI, Same Property Cash NOI and Adjusted EBITDA should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. FFO, AFFO, NOI, Same Property NOI, Same Property Cash NOI and Adjusted EBITDA, as currently calculated by us, may not be comparable to similarly titled, but variously calculated, measures of other REITs.

FIRST QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	20

FOR IMMEDIATE RELEASE	February 6, 2020
Contact: Becky Coleridge
732-577-9996

MONMOUTH REAL ESTATE REPORTS RESULTS FOR

THE FIRST QUARTER ENDED DECEMBER 31, 2019

HOLMDEL, NJ, February 6, 2020........ Monmouth Real Estate Investment Corporation (NYSE:MNR) reported Net Income Attributable to Common Shareholders of $3.5 million or $0.04 per diluted share for the three months ended December 31, 2019 as compared to Net Loss Attributable to Common Shareholders of $32.4 million or $0.36 per diluted share for the three months ended December 31, 2018, representing an increase of $35.9 million or $0.40 per diluted share. The large increase in our net income was due to an accounting rule change which became effective at the beginning of our prior fiscal year, in which unrealized gains and losses in our securities investments are reflected on our income statement. During the three months ended December 31, 2019, we recognized a $3.6 million unrealized loss or $0.04 per diluted share as compared to a $42.6 million unrealized loss or $0.47 per diluted share for the three months ended December 31, 2018. Funds from Operations (FFO), which excludes unrealized and realized gains or losses from our securities portfolio, for the three months ended December 31, 2019 were $19.3 million or $0.20 per diluted share versus $21.4 million or $0.24 per diluted share for the three months ended December 31, 2018, representing a $0.04 decrease in FFO per diluted share. Adjusted Funds from Operations (AFFO), which also excludes unrealized and realized gains or losses from our securities portfolio, for the three months ended December 31, 2019 were $19.9 million or $0.21 per diluted share versus $21.0 million or $0.23 per diluted share for the three months ended December 31, 2018, representing a $0.02 decrease in AFFO per diluted share. The $0.02 decrease in AFFO per share was primarily attributable to the issuance of $103.3 million in preferred equity since the end of the prior year quarter not being fully deployed, which increased our preferred dividend expense by $1.7 million or $0.02 per diluted share, as well as a reduction in dividend income of $1.1 million or $0.01 per diluted share, partially offset by an increase in Net Operating Income of $2.1 million or $0.02 per diluted share.

A summary of significant financial information for the three months ended December 31, 2019 and 2018 (in thousands, except per share amounts) is as follows:

	Three Months Ended December 31,
	2019	2018
Rental Revenue	$34,870	$32,617
Reimbursement Revenue	$6,830	$5,605
Net Operating Income (NOI) (1)	$34,467	$32,319
Total Expenses	$22,469	$18,900
Dividend Income	$3,238	$4,368
Unrealized Holding Gains (Losses) Arising During the Periods	$(3,635)	$(42,627)
Net Income (Loss)	$9,625	$(27,943)
Net Income (Loss) Attributable to Common Shareholders	$3,528	$(32,364)
Net Income (Loss)Attributable to Common Shareholders Per Diluted Common Share	$0.04	$(0.36)
FFO (1)	$19,322	$21,429
FFO per Diluted Common Share (1)	$0.20	$0.24
AFFO (1)	$19,934	$21,022
AFFO per Diluted Common Share (1)	$0.21	$0.23
Dividends Declared per Common Share	$0.17	$0.17

Weighted Avg. Diluted Common Shares Outstanding	97,006	90,660

A summary of significant balance sheet information as of December 31, 2019 and September 30, 2019 (in thousands) is as follows:

	December 31, 2019	September 30, 2019
Real Estate Investments	$1,686,099	$1,616,934
Securities Available for Sale at Fair Value	$181,841	$185,250
Total Assets	$1,947,127	$1,871,948
Fixed Rate Mortgage Notes Payable, net of Unamortized Debt Issuance Costs	$784,048	$744,928
Loans Payable	$80,000	$95,000
Total Shareholders’ Equity	$1,057,509	$1,011,043

FIRST QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	21

Michael P. Landy, President and CEO, commented on the results for the first quarter of fiscal 2020,

“We are pleased with the continued growth and strong performance of our high-quality property portfolio.

During the quarter, we:

●	Increased our Gross Revenue by 6% over the prior year period to $44.9 million;

●	Increased our Net Operating income by 7% over the prior year period to $34.5 million;

●	Maintained a conservative AFFO dividend payout ratio of 81%;

●	Increased our gross leasable area (GLA) by 6% over the prior year period to 22.9 million square feet;

●	Entered into commitments to acquire five new build-to-suit properties containing 1.2 million total square feet for a total cost of $178.5 million;

●	Acquired one property leased to Amazon for 15 years for $81.5 million comprising 616,000 square feet;

●	Maintained a high occupancy rate of 99.2% throughout the quarter and subsequent to the quarter end, leased a previously vacant facility increasing current occupancy by 40 bps to 99.6%;

●	Renewed two of the five leases scheduled to expire in fiscal 2020. The two lease renewals, comprising 157,000 square feet resulted in a 15.0% weighted-average increase in GAAP rent, and have a weighted-average lease term of 5.9 years;

●	Entered into a $4.0 million contract to sell one of the properties whose lease is scheduled to expire in fiscal 2020. The sale is expected to result in a realized gain of $1.8 million;

●	Maintained a long weighted average lease maturity at 7.6 years;

●	Maintained our weighted average debt maturity on our fixed-rate mortgage debt at 11.5 years;

●	Reduced our Net Debt to Adjusted EBITDA to 6.1x from 6.3x in the prior year period.”

“Thus far in fiscal 2020, we have acquired one building comprising 616,000 square feet for a purchase price of $81.5 million. This property, located in the Indianapolis MSA, is leased to Amazon for 15 years. Our $178.5 million acquisition pipeline currently contains five new build-to-suit properties comprising 1.2 million total square feet. These properties have a weighted-average lease term of 13.4 years. In keeping with our business model, these projects are all leased to investment grade tenants.”

“At quarter end, our weighted-average lease maturity was 7.6 years and our weighted-average mortgage debt maturity was 11.5 years. We continue to maintain a conservative credit profile with our Net Debt to Adjusted EBITDA at 6.1x, our Fixed Charge Coverage at 2.3x, and our Net Debt to Total Market Capitalization at 32%. Our occupancy rate has been over 98% for five consecutive years and our weighted average lease maturity has provided over seven years of lease term for the past six consecutive years, illustrating the strength and visibility of our income streams.”

“During the quarter, we renewed leases for two of the five leases that are set to expire this fiscal year. These two lease renewals represent 38% of the 410,000 square feet expiring this year. These lease renewals have a weighted average lease term of 5.9 years, and a weighted average lease rate of $5.61 per square foot on a GAAP basis and $5.28 on a cash basis. This represents an increase of 15.0% on a GAAP basis and an increase of 2.3% on a cash basis. Of the three remaining properties, one is under contract for sale and the other two are currently under discussion with our existing tenants.”

“U.S. industrial real estate has experienced a protracted period of cap rate compression. It is estimated that industrial real estate values have more than doubled during the past ten years and have increased by 15% in the past year alone. Consequently, the value of our properties has appreciated substantially. Our new annual report is now featured on our website. This report represents an excellent resource for understanding our Company and our outlook. We strongly encourage you to read it. Please contact our Investor Relations department if you would like to receive a hard copy. We look forward to reporting continued progress throughout the year.”

Monmouth Real Estate Investment Corporation will host its First Quarter FY 2020 Financial Results Webcast and Conference Call on Friday, February 7, 2020 at 10:00 a.m. Eastern Time. Senior management will discuss the results, current market conditions and future outlook.

Our First Quarter FY 2020 financial results being released herein will be available on our website at www.mreic.reit in the Investor Relations section, under Filings and Reports.

To participate in the Webcast, select the 1Q2020 Webcast and Earnings Call “Link to Webcast” on the homepage of our website at www.mreic.reit, in the Highlights section, which is located towards the bottom of the homepage. Interested parties can also participate via conference call by calling toll free 1-877-510-5852 (domestically) or 1-412-902-4138 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Friday, February 7, 2020. It will be available until May 7, 2020, and can be accessed by dialing toll free 1-877-344-7529 (domestically) and 1-412-317-0088 (internationally) and entering the passcode 10137259. A transcript of the call and the webcast replay will be available at our website on the Investor Relations homepage, www.mreic.reit.

FIRST QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	22

Monmouth Real Estate Investment Corporation, founded in 1968, is one of the oldest public equity REITs in the world. We specialize in single tenant, net-leased industrial properties, subject to long-term leases, primarily to investment-grade tenants. Monmouth Real Estate is a fully integrated and self-managed real estate company, whose property portfolio consists of 115 properties containing a total of approximately 22.9 million rentable square feet, geographically diversified across 30 states. In addition, we own a portfolio of REIT securities.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on our current expectations and involve various risks and uncertainties. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in our annual report on Form 10-K and described from time to time in our other filings with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Notes:

(1) Non-U.S. GAAP Information: FFO, as defined by The National Association of Real Estate Investment Trusts (NAREIT), represents net income attributable to common shareholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), excluding extraordinary items, as defined under U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. Included in the NAREIT FFO White Paper - 2018 Restatement, is an option pertaining to assets incidental to our main business in the calculation of NAREIT FFO to make an election to include or exclude mark-to-market changes in the value recognized on these marketable equity securities. In conjunction with the adoption of the FFO White Paper - 2018 Restatement, for all periods presented, we have elected to exclude unrealized gains and losses from our investments in marketable equity securities from our FFO calculation. Prior to the adoption of the FFO White Paper – 2018 Restatement, we defined Core Funds From Operations (Core FFO) as FFO, excluding Unrealized Holding Gains or Losses Arising During the Periods. NAREIT created FFO as a non-GAAP supplemental measure of REIT operating performance. We define Adjusted Funds From Operations (AFFO) as FFO, excluding stock based compensation expense, depreciation of corporate office tenant improvements, amortization of deferred financing costs, non-recurring severance expense, effect of non-cash U.S. GAAP straight-line rent adjustments and subtracting recurring capital expenditures. We define recurring capital expenditures as all capital expenditures that are recurring in nature, excluding capital expenditures related to expansions at our current locations or capital expenditures that are incurred in conjunction with obtaining a new lease or a lease renewal. We believe that, as widely recognized measures of performance used by other REITs, FFO and AFFO may be considered by investors as supplemental measures to compare our operating performance to those of other REITs. FFO and AFFO exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have a different cost basis. However, other REITs may use different methodologies to calculate FFO and AFFO and, accordingly, our FFO and AFFO may not be comparable to all other REITs. The items excluded from FFO and AFFO are significant components in understanding our financial performance.

FFO and AFFO are non-GAAP performance measures and (i) do not represent Cash Flow from Operations as defined by U.S. GAAP; (ii) should not be considered as an alternative to Net Income or Net Income Attributable to Common Shareholders as a measure of operating performance or to Cash Flows from Operating, Investing and Financing Activities; and (iii) are not an alternative to Cash Flows from Operating, Investing and Financing Activities as a measure of liquidity. FFO and AFFO, as calculated by us, may not be comparable to similarly titled measures reported by other REITs.

The following is a reconciliation of the Company’s U.S. GAAP Net Income (Loss) Attributable to Common Shareholders to the Company’s FFO and AFFO for the three months ended December 31, 2019 and 2018 (in thousands):

	Three Months Ended
	12/31/2019	12/31/2018
Net Income (Loss) Attributable to Common Shareholders	$3,528	$(32,364)
Plus: Unrealized Holding Losses Arising During the Periods	3,635	42,627
Plus: Depreciation Expense (excluding Corporate Office Capitalized Costs)	11,380	10,438
Plus: Amortization of Intangible Assets	508	500
Plus: Amortization of Capitalized Lease Costs	271	228
FFO Attributable to Common Shareholders	19,322	21,429
Plus: Depreciation of Corporate Office Capitalized Costs	53	40
Plus: Stock Compensation Expense	156	129
Plus: Amortization of Financing Costs	435	317
Plus: Non-recurring Severance Expense	786	-0-
Less: Recurring Capital Expenditures	(218)	(557)
Less: Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(600)	(336)
AFFO Attributable to Common Shareholders	$19,934	$21,022

The following are the Cash Flows provided (used) by Operating, Investing and Financing Activities for the three months ended December 31, 2019 and 2018 (in thousands):

	Three Months Ended
	12/31/2019	12/31/2018

Operating Activities	$19,098	$21,912
Investing Activities	(81,967)	(153,079)
Financing Activities	59,073	134,611

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FIRST QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	23